Elaina Ditillo
Counsel
Empower Annuity Insurance Company
280 Trumbull Street
Hartford, CT 06103

October 7, 2026

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	EAIC Variable Contract Account A
(File No. 811-21988)

Prudential Retirement Security Annuity IV
(File No. 333-162553)

Dear Commissioners:

On behalf of Empower Annuity Insurance Company (“Empower”) and the EAIC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the annual report made with the Securities and Exchange Commission (the “Commission”) by the underlying mutual funds or portfolios, as applicable, within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSR with the Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual report with respect to the portfolio specified below:

Investment Company	1940 Act Registration No.
Prudential Investment Portfolios 5	811-09439

If you have any questions regarding this filing, please contact me at Elaina.Ditillo@empower.com.

Sincerely,

/s/ Elaina Ditillo
Elaina Ditillo
Counsel